j2 Global Reports Q4 and Year End 2011 Results and
Provides 2012 Outlook

Achieves Record Annual Free Cash Flow, Revenues and EPS

Announces Second Consecutive Quarterly Dividend Increase to $0.21 Per Share

Announces Five Million Share Repurchase Program

LOS ANGELES—February 14, 2012—j2 Global, Inc. [NASDAQGS:JCOM] today reported financial results for the fourth quarter and year ended December 31, 2011 and announced that its Board of Directors has declared an increased quarterly cash dividend of $0.21 per share and a five million share repurchase program.

FULL YEAR 2011 RESULTS

GAAP revenues increased 29.3% to an annual record $330.2 million compared to $255.4 million for 2010. Non-GAAP revenues(1) increased 33.3% to an annual record $340.5 million compared to $255.4 million for 2010.

GAAP net earnings per diluted share increased 34.3% to an annual record $2.43 compared to $1.81 for 2010. Non-GAAP net earnings per diluted share(2)(3) increased 29.1% to an annual record $2.53 compared to $1.96 for 2010.

Free cash flow(4) increased 44.7% to an annual record $157.5 million compared to $108.8 million for 2010.

Key annual financial results for 2011 versus 2010 are as follows:

	2011	2010	% Change
GAAP Revenues	$330.2 million	$255.4 million	29.3%
Non-GAAP Revenues (1)	$340.5 million	$255.4 million	33.3%
GAAP Net Earnings per Diluted Share(2)	$2.43	$1.81	34.3%
Non-GAAP Net Earnings per Diluted Share(2) (3)	$2.53	$1.96	29.1%
Free Cash Flow(4)	$157.5 million	$108.8 million	44.7%

(1)	In the first quarter of 2011, the Company made a change in estimate regarding its remaining service obligations to its annual eFax® subscribers. As a result of system upgrades, the Company is now basing the estimate on the actual remaining service obligations to these customers. As a result of this change, in Q1 2011 the Company recorded a one-time, non-cash increase to deferred revenues of $10.3 million with an equal offset to revenues.

(2)	The estimated GAAP effective tax rate was approximately 16.3% for 2011 and 24.9% for 2010. The estimated Non-GAAP effective tax rate was approximately 25% for 2011 and 26.3% for 2010.

(3)	For 2011, Non-GAAP earnings per diluted share excludes share-based compensation and related payroll taxes, certain acquisition-related integration costs, the sale of a tradename, the reversal of uncertain income tax positions due to expired statutes of limitations and gain on sale of auction rate securities, in each case net of tax, totaling $0.10. For 2010, Non-GAAP earnings per diluted share excludes share-based compensation and related payroll taxes, certain acquisition-related integration costs, in each case net of tax, totaling $0.15.

(4)	Free cash flow is defined as net cash provided by operating activities, less purchases of property, plant and equipment, plus excess tax benefit from share-based compensation. In addition, the amount shown for 2010 excludes the impact of a $14.2 million payment to the IRS in settlement of an audit for transfer pricing covering tax years 2004 through 2008 which was fully accrued for in prior periods. Including this settlement amount, the Company’s free cash flow for the year was $94.6 million. Free cash flow for 2010 was impacted by approximately $3.4 million, net of tax, of transition and acquisition-related costs.

FOURTH QUARTER 2011 RESULTS

GAAP revenues increased 19.8% to $85.1 million compared to $71 million for Q4 2010.

GAAP net earnings per diluted share increased 6.9% to $0.62 compared to $0.58 for Q4 2010. Non-GAAP net earnings per diluted share(5)(6) increased 6.7% to $0.64 compared to $0.60 for Q4 2010.

Free cash flow(7) increased 85.8% to $40.1 million compared to $21.6 million for Q4 2010.

Key financial results for fourth quarter 2011 versus fourth quarter 2010 are as follows:

	Q4 2011	Q4 2010	% Change
GAAP Revenues	$85.1 million	$71 million	19.8%
GAAP Net Earnings per Diluted Share(5)	$0.62	$0.58	6.9%
Non-GAAP Net Earnings per Diluted Share(5) (6)	$0.64	$0.60	6.7%
Free Cash Flow(7)	$40.1 million	$21.6 million	85.8%

(5)	The estimated GAAP effective tax rate was approximately 24.3% for Q4 2011 and 14% for Q4 2010. The estimated Non-GAAP effective tax rate was approximately 24.7% for Q4 2011 and 18% for Q4 2010.

(6)	For Q4 2011, Non-GAAP earnings per diluted share excludes share-based compensation and related payroll taxes, certain acquisition-related integration costs and gain on sale of auction rate securities, in each case net of tax, totaling $0.02. For Q4 2010, Non-GAAP earnings per diluted share excludes share-based compensation and related payroll taxes, certain acquisition-related integration costs and gain on auction rate securities, in each case net of tax, totaling $0.02.

(7)	Free cash flow is defined as net cash provided by operating activities, less purchases of property, plant and equipment, plus excess tax benefit from share-based compensation.

“I am pleased with both our operational and financial performance for 2011,” said Hemi Zucker, CEO of j2 Global. “We successfully integrated substantially all of Protus IP Solutions, the largest acquisition in the Company’s history. We also significantly broadened our suite of business cloud services with the addition of online backup (KeepItSafe®), email marketing (Campaigner®) and most recently customer relationship management (LandslideCRM™). For 2012, we are continuing our program of acquisitions to further expand our cloud service customer base and services, already closing three transactions this year as we continue to look for larger acquisitions such as Protus®. We are making significant incremental investments to grow our new service offerings, expand our business internationally and develop enhanced cross-selling capabilities.”

BUSINESS OUTLOOK

For fiscal 2012, the Company is leveraging the gains made in 2011 with substantial investments in the new services acquired over the past 15 months, geographic expansion and to take advantage of our initial success with cross-sell efforts launched in 2011. No large acquisitions or new strategic initiatives are included in the guidance below. We anticipate that these investments will position the Company for increased growth in 2013 and beyond.

For fiscal 2012, j2 Global expects revenues of between $345 and $365 million and Non-GAAP net earnings per diluted share to be approximately the same as for 2011.

It is anticipated that the normalized tax rate for 2012 (exclusive of the release of certain FIN 48 reserves) will be between 24% and 26%.

DIVIDEND

The Company’s Board of Directors has approved the declaration of a quarterly cash dividend to its shareholders of $0.21 per common share, a 2.4% increase versus last quarter’s dividend. The dividend will be paid on March 12, 2012 to all shareholders of record as of the close of business on February 27, 2012. Future dividends will be subject to Board approval.

SHARE REPURCHASE PROGRAM

j2 Global’s Board of Directors has also approved a share repurchase program, replacing the existing share repurchase program set to expire April 30, 2012. Under the new program, the Company may purchase in the public market or in off-market transactions up to five million shares at any time or times through February 20, 2013. The timing and amounts of any purchases will be determined by the Company from time to time, depending on market conditions and other factors it deems relevant.

About j2 Global
Founded in 1995, j2 Global, Inc. provides outsourced, value-added messaging and communications services to individuals and businesses around the world. j2 Global’s network spans 49 countries on six continents. The Company offers Internet fax, virtual phone, hosted email, email marketing, online backup, unified communications and customer relationship management solutions. j2 Global markets its services principally under the brand names eFax®, Onebox®, eVoice®, Campaigner®, Fusemail®, KeepItSafe™ and LandslideCRM™. As of December 31, 2011, j2 Global had achieved 16 consecutive fiscal years of revenue growth. For more information about j2 Global, please visit www.j2global.com.

Contact:
Jeff Adelman
j2 Global, Inc.
323-372-3617
press@j2global.com

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: Certain statements in this Press Release are “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995, particularly those contained in the “Business Outlook” portion regarding the Company’s expected fiscal 2012 financial performance and increased growth in 2013 and beyond. These forward-looking statements are based on management’s current expectations or beliefs and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These factors and uncertainties include, among other items: subscriber growth and retention; variability of revenue based on changing conditions in particular industries and the economy generally; protection of the Company’s proprietary technology or infringement by the Company of intellectual property of others; the risk of adverse changes in the U.S. or international regulatory environments surrounding messaging and communications, including but not limited to the imposition or increase of taxes or regulatory-related fees; and the numerous other factors set forth in j2 Global’s filings with the Securities and Exchange Commission (“SEC”). For a more detailed description of the risk factors and uncertainties affecting j2 Global, refer to the 2010 Annual Report on Form 10-K filed by j2 Global on February 28, 2011, and the other reports filed by j2 Global from time-to-time with the SEC, each of which is available at www.sec.gov. The forward-looking statements provided in this press release and particularly those contained in the “Business Outlook” portion regarding the Company’s expected fiscal 2012 financial performance and increased growth in 2013 and beyond are based on limited information available to the Company at this time, which is subject to change. Although management’s expectations may change after the date of this press release, the Company undertakes no obligation to revise or update these statements.

j2 GLOBAL, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED, IN THOUSANDS)

	DECEMBER 31,	DECEMBER 31,
	2011	2010
ASSETS
Cash and cash equivalents	$139,359	$64,752
Short-term investments	38,513	14,035
Accounts receivable,
net of allowances of $3,404 and $2,588, respectively	19,071	17,423
Prepaid expenses and other current assets	14,311	15,196
Deferred income taxes	1,950	4,096

Total current assets	213,204	115,502

Long-term investments	43,077	8,175
Property and equipment, net	14,438	13,567
Goodwill	279,016	281,848
Other purchased intangibles, net	98,067	99,954
Deferred income taxes	11,838	12,967
Other assets	516	610

TOTAL ASSETS	$660,156	$532,623

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and accrued expenses	$24,070	$25,112
Income taxes payable	1,494	1,798
Deferred revenue	26,695	16,938
Liability for uncertain tax positions	5,523	13,471
Deferred income taxes	355	573

Total current liabilities	58,137	57,892

Liability for uncertain tax positions	24,554	24,391
Deferred income taxes	20,748	15,293
Other long-term liabilities	2,342	3,302

Total liabilities	105,781	100,878

Commitments and contingencies	—	—

Stockholders' Equity:
Preferred stock	—	—
Common stock	554	537
Additional paid-in capital	197,374	164,769
Treasury stock	(112,671)	(112,671)
Retained earnings	472,595	381,145
Accumulated other comprehensive loss	(3,477)	(2,035)

Total stockholders' equity	554,375	431,745

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$660,156	$532,623

j2 GLOBAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED, IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

	THREE MONTHS ENDED DECEMBER 31,		TWELVE MONTHS ENDED DECEMBER 31,
	2011	2010	2011	2010
Revenues
Subscriber	$84,165	$70,319	$327,953	$252,492
Other	907	706	2,206	2,902

Total revenue	85,072	71,025	330,159	255,394

Cost of revenues (including share-based compensation of $246 and
$982 for the three and twelve months of 2011, respectively, and
$254 and $1,217 for the three and twelve months of 2010,
respectively)	14,661	12,708	60,613	44,086

Gross profit	70,411	58,317	269,546	211,308

Operating expenses:

Sales and marketing (including share-based compensation of
$382 and $1,431 for the three and twelve months of 2011,
respectively, and $366 and $1,826 for the three and twelve
months of 2010, respectively)	14,137	14,005	59,066	46,332

Research, development and engineering (including share-
based compensation of $110 and $477 for the three and twelve months of 2011, respectively, and $170 and $815 for the three
and twelve months of 2010, respectively)	3,659	4,017	16,373	12,827

General and administrative (including share-based
compensation of $1,571 and $6,103 for the three and twelve
months of 2011, respectively, and $1,380 and $7,079 for the
three and twelve months of 2010, respectively)	14,120	13,963	58,157	48,226

Total operating expenses	31,916	31,985	133,596	107,385

Operating earnings	38,495	26,332	135,950	103,923

Interest and other income (expense), net	904	4,964	1,166	6,714

Earnings before income taxes	39,399	31,296	137,116	110,637

Provision for income taxes	9,580	4,429	22,350	27,590

Net earnings	$29,819	$26,867	$114,766	$83,047

Basic net earnings per common share	$0.63	$0.60	$2.46	$1.86

Diluted net earnings per common share	$0.62	$0.58	$2.43	$1.81

Basic weighted average shares outstanding	46,692,364	44,843,543	45,799,615	44,578,036

Diluted weighted average shares outstanding	46,989,376	46,358,698	46,384,848	45,941,843

j2 GLOBAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED, IN THOUSANDS)

	TWELVE MONTHS ENDED DECEMBER 31,
	2011	2010
Cash flows from operating activities:
Net earnings	$114,766	$83,047
Adjustments to reconcile net earnings to net cash
provided by operating activities:
Depreciation and amortization	19,756	14,510
Amortization of discount or premium of investments	941	837
Share-based compensation	8,968	10,937
Excess tax benefit from share-based compensation	(13,561)	(62)
Provision for doubtful accounts	6,900	1,965
Deferred income taxes	6,822	(541)
Loss on disposal of fixed assets	117	64
Loss on trading securities	4	3
Gain on sale of available-for-sale investment	(552)	(4,477)
Decrease (increase) in:
Accounts receivable	(9,509)	(246)
Prepaid expenses and other current assets	4,261	(2,253)
Other assets	200	(165)
(Decrease) increase in:
Accounts payable and accrued expenses	847	1,318
Income taxes payable	9,679	(15,767)
Deferred revenue	8,664	(1,592)
Liability for uncertain tax positions	(7,786)	8,114
Other	231	693
Net cash provided by operating activities	150,748	96,385

Cash flows from investing activities:
Maturity of certificates of deposit	—	31,653
Purchase of certificate of deposit	(8,000)	—
Sales of available-for-sale investments	29,777	48,843
Purchases of available-for-sale investments	(82,879)	(52,921)
Purchases of property and equipment	(6,844)	(1,842)
Purchases of intangible assets	(4,312)	(8,312)
Acquisition of businesses, net of cash received	(3,926)	(248,568)
Proceeds from sale of assets	4	13
Net cash used in investing activities	(76,180)	(231,134)

Cash flows from financing activities:
Repurchases of common stock and restricted stock	(1,281)	(4,221)
Issuance of common stock under employee stock purchase plan	142	109
Exercise of stock options	7,090	6,721
Excess tax benefit from share-based compensation	13,561	62
Dividends paid	(19,174)	—
Net cash provided by financing activities	338	2,671

Effect of exchange rate changes on cash and cash equivalents	(299)	(581)

Net increase (decrease) in cash and cash equivalents	74,607	(132,659)
Cash and cash equivalents at beginning of period	64,752	197,411
Cash and cash equivalents at end of period	$139,359	$64,752

j2 GLOBAL, INC.
UNAUDITED RECONCILIATION OF MODIFIED NET EARNINGS
THREE MONTHS ENDED DECEMBER 31, 2011 AND 2010
(UNAUDITED, IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

Modified net earnings are GAAP net earnings with the following modifications: (1) elimination of share-based compensation expense; (2) elimination of payroll taxes associated with share-based compensation; (3) elimination of certain acquisition and related exit costs; (4) elimination of gain on sale of certain investments and (5) elimination of income tax expense or benefit associated with share-based compensation, the associated payroll taxes, certain acquisition and related exit costs and gain on sale of certain investments. Modified net earnings and modified net earnings per share are not meant as a substitute for measures determined under GAAP, but are solely for informational purposes. The following table illustrates and reconciles the GAAP net earnings with the aforementioned exclusions. The Company believes that this non-GAAP financial information are useful measures of operating performance because they exclude certain non-cash or non-ordinary course transactions.

	THREE MONTHS ENDED DECEMBER 31, 2011				THREE MONTHS ENDED DECEMBER 31, 2010
	Reported	Non-GAAP Entries		Non-GAAP	Reported	Non-GAAP Entries		Non-GAAP
Revenues
Subscriber	$84,165	$-		$84,165	$70,319	$-		$70,319
Other	907	-		907	706	-		706

Total revenue	85,072	-		85,072	71,025	-		71,025

Cost of revenues	14,661	(79)	(1), (3)	14,582	12,708	(510)	(1), (3)	12,198

Gross profit	70,411	79		70,490	58,317	510		58,827

Operating expenses:
Sales and marketing	14,137	(382)	(1)	13,755	14,005	(1,644)	(1), (3)	12,361
Research, development and engineering	3,659	269	(1), (3)	3,928	4,017	(615)	(1), (3)	3,402
General and administrative	14,120	(1,572)	(1), (2)	12,548	13,963	(3,774)	(1), (2), (3)	10,189

Total operating expenses	31,916	(1,685)		30,231	31,985	(6,033)		25,952

Operating earnings	38,495	1,764		40,259	26,332	6,543		32,875

Interest and other income (expense), net	904	(554)	(4)	350	4,964	(3,922)	(4)	1,042

Earnings before income taxes	39,399	1,210		40,609	31,296	2,621		33,917

Provision for income taxes	9,580	462	(5)	10,042	4,429	1,750	(5)	6,179

Net earnings	$29,819	$748		$30,567	$26,867	$871		$27,738

Diluted net earnings per share	$0.62			$0.64	$0.58			$0.60

Diluted weighted average shares outstanding	46,989,376			46,989,376	46,358,698			46,358,698

(1) Share-based compensation expense:
Cost of revenues		$(246)				$(254)
Sales and marketing		(382)				(366)
Research, development and engineering		(110)				(170)
General and administrative		(1,571)				(1,380)
		$(2,309)				$(2,170)

(2) Payroll taxes associated with share-based compensation
General and administrative		(1)				(42)
		$(1)				$(42)

(3) Acquisition and exit costs:
Cost of revenues		$167				$(256)
Sales and marketing		-				(1,278)
Research, development and engineering		379				(445)
General and administrative		-				(2,352)
		$546				$(4,331)

(4) Gain on sale of investments:		$(554)				$(3,922)

(5) Income tax adjustment, net impact of the items above
Change in estimate of deferred revenue
Share-based compensation expense		$717				$659
Payroll taxes associated with share-based compensation		-				10
Acquisition and exit costs		(133)				1,081
Gain on sale of investments		(122)				-
		$462				$1,750

j2 GLOBAL, INC.
UNAUDITED RECONCILIATION OF MODIFIED NET EARNINGS
TWELVE MONTHS ENDED DECEMBER 31, 2011 AND 2010
(UNAUDITED, IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

Modified net earnings are GAAP net earnings with the following modifications: (1) elimination of the impact to revenues resulting from a change in estimate of deferred revenue; (2) elimination of share-based compensation expense; (3) elimination of payroll taxes associated with share-based compensation; (4) elimination of certain acquisition and related exit costs, (5) elimination of gain on sale of certain investments and (6) elimination of income tax expense or benefit associated with the change in estimate of deferred revenue, shared-based compensation and associated payroll taxes, certain acquisition and related exit costs, gain on sale of certain investments, a change to our liability of uncertain tax position due to expiration of statues of limitations and a trade name sale. Modified net earnings and modified net earnings per share are not meant as a substitute for measures determined under GAAP, but are solely for informational purposes. The following table illustrates and reconciles the GAAP net earnings with the aforementioned exclusions. The Company believes that this non-GAAP financial information are useful measures of operating performance because they exclude certain non-cash or non-ordinary course transactions.

	TWELVE MONTHS ENDED DECEMBER 31, 2011				TWELVE MONTHS ENDED DECEMBER 31, 2010
	Reported	Non-GAAP Entries		Non-GAAP	Reported	Non-GAAP Entries		Non-GAAP
Revenues
Subscriber	$327,953	$10,325	(1)	$338,278	$252,492	$-		$252,492
Other	2,206	-		2,206	2,902	-		2,902

Total revenue	330,159	10,325		340,484	255,394	-		255,394

Cost of revenues	60,613	(1,187)	(2), (3), (4)	59,426	44,086	(1,473)	(2), (4)	42,613

Gross profit	269,546	11,512		281,058	211,308	1,473		212,781

Operating expenses:
Sales and marketing	59,066	(2,201)	(2), (3), (4)	56,865	46,332	(3,104)	(2), (4)	43,228
Research, development and engineering	16,373	(834)	(2), (3), (4)	15,539	12,827	(1,260)	(2), (4)	11,567
General and administrative	58,157	(7,685)	(2), (3), (4)	50,472	48,226	(9,847)	(2), (3), (4)	38,379

Total operating expenses	133,596	(10,720)		122,876	107,385	(14,211)		93,174

Operating earnings	135,950	22,232		158,182	103,923	15,684		119,607

Interest and other income (expense), net	1,166	(554)	(5)	612	6,714	(3,922)	(5)	2,792

Earnings before income taxes	137,116	21,678		158,794	110,637	11,762		122,399

Provision for income taxes	22,350	17,361	(6)	39,711	27,590	4,599	(6)	32,189

Net earnings	$114,766	$4,317		$119,083	$83,047	$7,163		$90,210

Diluted net earnings per share	$2.43			$2.53	$1.81			$1.96

Diluted weighted average shares outstanding	46,384,848			46,384,848	45,941,843			45,941,843

(1) Change in estimate of deferred revenue		$10,325				$-

(2) Share-based compensation expense:
Cost of revenues		$(982)				$(1,217)
Sales and marketing		(1,431)				(1,826)
Research, development and engineering		(477)				(815)
General and administrative		(6,103)				(7,079)
		$(8,993)				$(10,937)
(3) Payroll taxes associated with share-based compensation
Cost of revenues		$(6)				$-
Sales and marketing		(6)				-
Research, development and engineering		(5)				-
General and administrative		(161)				(211)
		$(178)				$(211)

(4) Acquisition and exit costs:
Cost of revenues		$(199)				$(256)
Sales and marketing		(764)				(1,278)
Research, development and engineering		(352)				(445)
General and administrative		(1,421)				(2,557)
		$(2,736)				$(4,536)

(5) Gain on sale of investments:		$(554)				$(3,922)

(6) Income tax adjustment, net impact of the items above
Change in estimate of deferred revenue		$2,707				$-
Share-based compensation expense		2,772				3,397
Payroll taxes associated with share-based compensation		51				61
Acquisition and exit costs		717				1,141
Gain on sale of investments		(122)				-
Change in uncertain income tax position due to expiration of statutes of limitations		15,128				-
Trade name sale		(3,892)				-
		$17,361				$4,599

j2 Global, Inc.
Free Cash Flows
(in Thousands)

	Q1	Q2	Q3	Q4	YTD
2011
Net cash provided by operating activities	$38,153	$42,398	$28,682	$41,515	$150,748
Less: Purchases of property and equipment	(625)	(1,860)	(2,590)	(1,769)	(6,844)
Add: Excess tax (deficiency) benefit from share-based compensation	679	1,443	11,124	315	13,561
Free cash flows	$38,207	$41,981	$37,216	$40,061	$157,465

2010
Net cash provided by operating activities	$34,688	$12,317	$27,147	$22,233	$96,385
Less: Purchases of property and equipment	(86)	(495)	(692)	(569)	(1,842)
Add: Excess tax (deficiency) benefit from share-based compensation	(406)	374	196	(102)	62
Add: IRS settlement*	-	14,223	-	-	14,223
Free cash flows	$34,196	$26,419	$26,651	$21,562	$108,828

* Free cash flows of $26.4 million for Q2 2010 were before the effects of our IRS settlement. In the second quarter, we successfully settled our audit for transfer pricing for the years of 2004 to 2008 for $14.2 million, which was fully accrued for in prior periods. Taking this settlement into consideration, our free cash flow for the quarter was $12.2 million.

2009
Net cash provided by operating activities	$31,152	$20,362	$26,469	$23,850	$101,833
Less: Purchases of property and equipment	(721)	(217)	(767)	(1,546)	(3,251)
Add: Excess tax benefit (deficiency) from share-based compensation	5	2,718	403	(63)	3,063
	$30,436	$22,863	$26,105	$22,241	$101,645

2008
Net cash provided by operating activities	$27,411	$23,840	$15,676	$23,789	$90,716
Less: Purchases of property and equipment	(469)	(796)	(937)	(305)	(2,507)
Add: Excess tax benefit from share-based compensation	239	204	212	910	1,565
	$27,181	$23,248	$14,951	$24,394	$89,774